                                                                 EXHIBIT 10.3



                            GUARANTY BY CORPORATION

Norwest Bank Texas,                                      Patterson Energy, Inc.
National Association                                     4510 Lamesa Highway
2310 Kell Boulevard                                      Snyder, Texas 76550
Wichita Falls, Texas 76308                               (the "Borrower")
(the "Bank")

June 3, 1997

         FOR VALUABLE CONSIDERATION, and to induce the Bank in its sole discretion to make loans or extend other accommodations to or for the account of the Borrower, the undersigned gives this Guaranty by Corporation (the "Guaranty") and absolutely and unconditionally guarantees to the Bank the full and prompt payment of each and every debt, liability or obligation which the Borrower may now or at any time in the future owe to the Bank (the "Indebtedness"). This Guaranty is an absolute, unconditional and continuing guaranty of payment of the Indebtedness and shall continue to be binding upon the undersigned, whether or not all Indebtedness is paid in full, until this Guaranty is revoked prospectively in writing as to future transactions. Such revocation shall not be effective until actually received in writing by the Bank and then shall not be effective as to Indebtedness existing or committed to at the time of revocation, and shall not be effective as to renewals, extensions, or refinancings of existing Indebtedness, whether such Indebtedness is renewed before or after receipt of such notice of revocation.

         The liability of the undersigned under this Guaranty shall include accrued interest and all attorneys' fees, collection costs and enforcement expenses incurred by the Bank in collecting on and enforcing its rights under the Indebtedness, and all such costs and expenses incurred by the Bank in connection with the protection, defense, or enforcement of this Guaranty in any litigation or bankruptcy proceedings. The Bank may apply any sums received by or available to the Bank on account of the Indebtedness from Borrower or any other person (except the undersigned), or from the Borrower's or other such persons' properties or any collateral security or other source of payment, and such application of proceeds or receipts shall not reduce or impair the liability of the undersigned under this Guaranty.

         Notwithstanding the preceding paragraph, the liability of the undersigned under this Guaranty shall be limited to a principal amount of $30,000,000.00, plus accrued interest and all attorneys' fees, collection costs and enforcement expenses incurred by the Bank in collecting on and enforcing its rights under the Indebtedness and incurred in connection with the protection, defense or enforcement of this Guaranty in any litigation or bankruptcy proceedings. The Indebtedness may be created and continued in any amount, whether or not in excess of such principal amount, without reducing or impairing the liability of the undersigned under this Guaranty. Any payment made by the undersigned under this Guaranty shall be effective to reduce or discharge the undersigned's liability only if accompanied by a written transmittal document, received by the Bank and advising it that such payment is made under this Guaranty for such purpose.

         The undersigned further acknowledges and agrees with Bank that:

1. No act or event need occur to establish the liability of the undersigned under this Guaranty, and no act or event, except full payment and discharge of all Indebtedness, shall exonerate and discharge the liability of the undersigned under this Guaranty.

2. If the undersigned is dissolved or changes its legal form of organization without the prior written consent of the Bank or becomes insolvent (however defined) then the Bank may declare immediately due and payable the obligations of the undersigned under this Guaranty, and the undersigned shall immediately pay to the Bank the full amount of all Indebtedness, whether due and payable or unmatured. If the undersigned voluntarily commences or there is commenced involuntarily against the undersigned a case under the United States Bankruptcy Code, the obligations of the undersigned under this Guaranty shall immediately be due and payable without the necessity of demand or notice.

3. The undersigned will not exercise or enforce any right of contribution, reimbursement, recourse or subrogation available to the undersigned against the Borrower or any person liable for payment of the Indebtedness, or as to any collateral securing the Indebtedness, unless and until all of the Indebtedness shall have first been fully paid and discharged.

4. The Bank may in its discretion enter into transactions resulting in the creation or continuance of Indebtedness, without notice to or the consent or approval of the undersigned, regardless of whether or not any existing relationship between the Borrower and the undersigned has been revoked and regardless of whether this Guaranty has been revoked.

5. The liability of the undersigned shall not be reduced or impaired by any of the following acts or events (which the Bank is expressly authorized to do, omit or suffer from time to time, both before and after revocation of this Guaranty, without notice to or the consent or approval of the undersigned): (i) any acceptance of collateral security, guarantors, accommodation parties or sureties for any or all of the Indebtedness; (ii) any one or more extensions or renewals of Indebtedness (whether or not for a period longer than the original period) or any modification of the interest rate, maturity or other contractual terms applicable to all or part of the Indebtedness; (iii) any waiver or indulgence granted to Borrower, any delay or lack of diligence in the enforcement of the Indebtedness, or any failure to institute proceedings, file a claim, give any required notices or otherwise protect any of the Indebtedness; (iv) any full or partial release of, settlement with, or agreement not to sue, Borrower or any other guarantor or other person liable with respect to any of the Indebtedness; (v) any discharge of any evidence of Indebtedness or the acceptance of any instrument renewing or refinancing the Indebtedness; (vi) any failure to obtain collateral security (including rights of setoff) for the Indebtedness, or to assure its proper or sufficient creation, perfection, or priority, or to protect, insure, or enforce any collateral security; or any modification, substitution, discharge, impairment, or loss of such collateral security; (vii) any foreclosure or enforcement of any collateral security by the Bank or any other creditor of the Borrower with a security interest in the collateral security; (viii) any assignment or transfer of any Indebtedness or documentation evidencing the Indebtedness; (ix) any order of application of any payments or credits upon the Indebtedness from the Borrower, the undersigned, or any other person; and (x) any election by the Bank under Section 1111(b)(2) of the United States Bankruptcy Code.

6. The undersigned waives any and all defenses, claims and discharges of Borrower, or any other obligor, pertaining to the Indebtedness, except the defense of discharge by payment in full. Without limiting the generality of the preceding sentence, the undersigned will not assert, plead or enforce against the Bank any defense of waiver, release, discharge in bankruptcy, statute of limitations, res judicata, statute of frauds, anti-deficiency statute, misrepresentation or fraud, incapacity, minority, usury, illegality or unenforceability which may be available to Borrower or any other party liable for payment of any of the Indebtedness, or any setoff available against the Bank to Borrower or any such other person, whether or not on account of a related transaction. The undersigned shall be liable for any deficiency remaining after foreclosure of any mortgage, deed of trust or security interest securing the Indebtedness, whether or not the liability of the Borrower or any other obligor for such deficiency is discharged pursuant to statute or judicial decision.

7. The Bank may in its sole discretion demand that the undersigned discharge its obligations under this Guaranty at any time, whether at the time of the scheduled or accelerated maturity of the Indebtedness or at any earlier or later time, and regardless of whether there has been a default with respect to the Indebtedness. The Bank shall not be required to first resort for payment of the Indebtedness to the Borrower or to any other person or their properties, or to first enforce, realize upon, or exhaust any collateral security given to secure the Indebtedness before enforcing this Guaranty. The undersigned waives presentment, demand for payment, notice of dishonor or nonpayment, and protest of any instrument evidencing part or all of the Indebtedness.

8. If any payment applied by the Bank to the Indebtedness is later set aside, recovered, rescinded or required to be returned for any reason (including, without limitation, the bankruptcy, insolvency or reorganization of the Borrower or any other obligor), the Indebtedness to which such payment was applied shall for the purposes of this Guaranty be deemed to have continued in existence, notwithstanding such application, and this Guaranty shall be enforceable as to such Indebtedness as fully as if such application had never been made.

9. The liability of the undersigned under this Guaranty is in addition to and cumulative with all other liabilities of the undersigned to the Bank as a guarantor or otherwise, without limitation as to amount, unless the instrument or agreement evidencing or creating such other liability specifically provides to the contrary.

10. This Guaranty shall be enforceable regardless of the failure of other persons to sign other guaranties of the Indebtedness. This Guaranty shall be effective upon delivery to the Bank, without further act, condition or acceptance by the Bank, shall be binding upon the undersigned and the heirs, representatives, successors and assigns of the undersigned for the benefit of the Bank and its participants, successors and assigns. Any invalidity or unenforceability of any provision or application shall not affect other lawful provisions and applications of this Guaranty, which is severable. This Guaranty may not be waived, modified, amended, terminated, released or otherwise changed except by a writing signed by both the undersigned and the Bank. This Guaranty is issued in and shall be governed by the laws of the State of Texas.

11. The undersigned represents and warrants to the Bank that (i) the undersigned is a corporation duly organized and existing in good standing and has full power and authority to make and deliver this Guaranty; (ii) the execution, delivery and performance of this Guaranty by the undersigned has been duly authorized by all necessary action of its directors and shareholders and does not and will not violate the provisions of, or constitute a default under, any presently applicable law or its articles of incorporation or by-laws or any agreement presently binding on it; (iii) this Guaranty has been duly executed and delivered by the authorized officers of the undersigned and constitutes its lawful, binding and legally enforceable obligation (subject to the United States Bankruptcy Code and other similar laws generally affecting the enforcement of creditors' rights); and (iv) the authorization, execution, delivery and performance of this Guaranty does not require notification to, registration with, or consent or approval by, any federal, state or local regulatory body or administrative agency.

      IN WITNESS WHEREOF, this Guaranty has been duly executed on the above date by the undersigned.

                                        PATTERSON DRILLING COMPANY

                                        By:
                                           ----------------------------
                                        Its:
                                            ---------------------------



                                        Address:

                                        -------------------------------

                                        -------------------------------

                                        -------------------------------

                            GUARANTY BY CORPORATION

Norwest Bank Texas,                                     Patterson Energy, Inc.
National Association                                    4510 Lamesa Highway
2310 Kell Boulevard                                     Snyder, Texas 76550
Wichita Falls, Texas 76308                              (the "Borrower")
(the "Bank")

June 3, 1997

         FOR VALUABLE CONSIDERATION, and to induce the Bank in its sole discretion to make loans or extend other accommodations to or for the account of the Borrower, the undersigned gives this Guaranty by Corporation (the "Guaranty") and absolutely and unconditionally guarantees to the Bank the full and prompt payment of each and every debt, liability or obligation which the Borrower may now or at any time in the future owe to the Bank (the "Indebtedness"). This Guaranty is an absolute, unconditional and continuing guaranty of payment of the Indebtedness and shall continue to be binding upon the undersigned, whether or not all Indebtedness is paid in full, until this Guaranty is revoked prospectively in writing as to future transactions. Such revocation shall not be effective until actually received in writing by the Bank and then shall not be effective as to Indebtedness existing or committed to at the time of revocation, and shall not be effective as to renewals, extensions, or refinancings of existing Indebtedness, whether such Indebtedness is renewed before or after receipt of such notice of revocation.

         The liability of the undersigned under this Guaranty shall include accrued interest and all attorneys' fees, collection costs and enforcement expenses incurred by the Bank in collecting on and enforcing its rights under the Indebtedness, and all such costs and expenses incurred by the Bank in connection with the protection, defense, or enforcement of this Guaranty in any litigation or bankruptcy proceedings. The Bank may apply any sums received by or available to the Bank on account of the Indebtedness from Borrower or any other person (except the undersigned), or from the Borrower's or other such persons' properties or any collateral security or other source of payment, and such application of proceeds or receipts shall not reduce or impair the liability of the undersigned under this Guaranty.

         Notwithstanding the preceding paragraph, the liability of the undersigned under this Guaranty shall be limited to a principal amount of $30,000,000.00, plus accrued interest and all attorneys' fees, collection costs and enforcement expenses incurred by the Bank in collecting on and enforcing its rights under the Indebtedness and incurred in connection with the protection, defense or enforcement of this Guaranty in any litigation or bankruptcy proceedings. The Indebtedness may be created and continued in any amount, whether or not in excess of such principal amount, without reducing or impairing the liability of the undersigned under this Guaranty. Any payment made by the undersigned under this Guaranty shall be effective to reduce or discharge the undersigned's liability only if accompanied by a written transmittal document, received by the Bank and advising it that such payment is made under this Guaranty for such purpose.

         The undersigned further acknowledges and agrees with Bank that:

1. No act or event need occur to establish the liability of the undersigned under this Guaranty, and no act or event, except full payment and discharge of all Indebtedness, shall exonerate and discharge the liability of the undersigned under this Guaranty.

2. If the undersigned is dissolved or changes its legal form of organization without the prior written consent of the Bank or becomes insolvent (however defined) then the Bank may declare immediately due and payable the obligations of the undersigned under this Guaranty, and the undersigned shall immediately pay to the Bank the full amount of all Indebtedness, whether due and payable or unmatured. If the undersigned voluntarily commences or there is commenced involuntarily against the undersigned a case under the United States Bankruptcy Code, the obligations of the undersigned under this Guaranty shall immediately be due and payable without the necessity of demand or notice.

3. The undersigned will not exercise or enforce any right of contribution, reimbursement, recourse or subrogation available to the undersigned against the Borrower or any person liable for payment of the Indebtedness, or as to any collateral securing the Indebtedness, unless and until all of the Indebtedness shall have first been fully paid and discharged.

4. The Bank may in its discretion enter into transactions resulting in the creation or continuance of Indebtedness, without notice to or the consent or approval of the undersigned, regardless of whether or not any existing relationship between the Borrower and the undersigned has been revoked and regardless of whether this Guaranty has been revoked.

5. The liability of the undersigned shall not be reduced or impaired by any of the following acts or events (which the Bank is expressly authorized to do, omit or suffer from time to time, both before and after revocation of this Guaranty, without notice to or the consent or approval of the undersigned): (i) any acceptance of collateral security, guarantors, accommodation parties or sureties for any or all of the Indebtedness; (ii) any one or more extensions or renewals of Indebtedness (whether or not for a period longer than the original period) or any modification of the interest rate, maturity or other contractual terms applicable to all or part of the Indebtedness; (iii) any waiver or indulgence granted to Borrower, any delay or lack of diligence in the enforcement of the Indebtedness, or any failure to institute proceedings, file a claim, give any required notices or otherwise protect any of the Indebtedness; (iv) any full or partial release of, settlement with, or agreement not to sue, Borrower or any other guarantor or other person liable with respect to any of the Indebtedness; (v) any discharge of any evidence of Indebtedness or the acceptance of any instrument renewing or refinancing the Indebtedness; (vi) any failure to obtain collateral security (including rights of setoff) for the Indebtedness, or to assure its proper or sufficient creation, perfection, or priority, or to protect, insure, or enforce any collateral security; or any modification, substitution, discharge, impairment, or loss of such collateral security; (vii) any foreclosure or enforcement of any collateral security by the Bank or any other creditor of the Borrower with a security interest in the collateral security; (viii) any assignment or transfer of any Indebtedness or documentation evidencing the Indebtedness; (ix) any order of application of any payments or credits upon the Indebtedness from the Borrower, the undersigned, or any other person; and (x) any election by the Bank under Section 1111(b)(2) of the United States Bankruptcy Code.

6. The undersigned waives any and all defenses, claims and discharges of Borrower, or any other obligor, pertaining to the Indebtedness, except the defense of discharge by payment in full. Without limiting the generality of the preceding sentence, the undersigned will not assert, plead or enforce against the Bank any defense of waiver, release, discharge in bankruptcy, statute of limitations, res judicata, statute of frauds, anti-deficiency statute, misrepresentation or fraud, incapacity, minority, usury, illegality or unenforceability which may be available to Borrower or any other party liable for payment of any of the Indebtedness, or any setoff available against the Bank to Borrower or any such other person, whether or not on account of a related transaction. The undersigned shall be liable for any deficiency remaining after foreclosure of any mortgage, deed of trust or security interest securing the Indebtedness, whether or not the liability of the Borrower or any other obligor for such deficiency is discharged pursuant to statute or judicial decision.

7. The Bank may in its sole discretion demand that the undersigned discharge its obligations under this Guaranty at any time, whether at the time of the scheduled or accelerated maturity of the Indebtedness or at any earlier or later time, and regardless of whether there has been a default with respect to the Indebtedness. The Bank shall not be required to first resort for payment of the Indebtedness to the Borrower or to any other person or their properties, or to first enforce, realize upon, or exhaust any collateral security given to secure the Indebtedness before enforcing this Guaranty. The undersigned waives presentment, demand for payment, notice of dishonor or nonpayment, and protest of any instrument evidencing part or all of the Indebtedness.

8. If any payment applied by the Bank to the Indebtedness is later set aside, recovered, rescinded or required to be returned for any reason (including, without limitation, the bankruptcy, insolvency or reorganization of the Borrower or any other obligor), the Indebtedness to which such payment was applied shall for the purposes of this Guaranty be deemed to have continued in existence, notwithstanding such application, and this Guaranty shall be enforceable as to such Indebtedness as fully as if such application had never been made.

9. The liability of the undersigned under this Guaranty is in addition to and cumulative with all other liabilities of the undersigned to the Bank as a guarantor or otherwise, without limitation as to amount, unless the instrument or agreement evidencing or creating such other liability specifically provides to the contrary.

10. This Guaranty shall be enforceable regardless of the failure of other persons to sign other guaranties of the Indebtedness. This Guaranty shall be effective upon delivery to the Bank, without further act, condition or acceptance by the Bank, shall be binding upon the undersigned and the heirs, representatives, successors and assigns of the undersigned for the benefit of the Bank and its participants, successors and assigns. Any invalidity or unenforceability of any provision or application shall not affect other lawful provisions and applications of this Guaranty, which is severable. This Guaranty may not be waived, modified, amended, terminated, released or otherwise changed except by a writing signed by both the undersigned and the Bank. This Guaranty is issued in and shall be governed by the laws of the State of Texas.

11. The undersigned represents and warrants to the Bank that (i) the undersigned is a corporation duly organized and existing in good standing and has full power and authority to make and deliver this Guaranty; (ii) the execution, delivery and performance of this Guaranty by the undersigned has been duly authorized by all necessary action of its directors and shareholders and does not and will not violate the provisions of, or constitute a default under, any presently applicable law or its articles of incorporation or by-laws or any agreement presently binding on it; (iii) this Guaranty has been duly executed and delivered by the authorized officers of the undersigned and constitutes its lawful, binding and legally enforceable obligation (subject to the United States Bankruptcy Code and other similar laws generally affecting the enforcement of creditors' rights); and (iv) the authorization, execution, delivery and performance of this Guaranty does not require notification to, registration with, or consent or approval by, any federal, state or local regulatory body or administrative agency.

      IN WITNESS WHEREOF, this Guaranty has been duly executed on the above date by the undersigned.

                                        PATTERSON PETROLEUM, INC.

                                        By:
                                           -------------------------------
                                        Its:
                                            ------------------------------


                                        Address:

                                        ----------------------------------

                                        ----------------------------------

                                        ----------------------------------

                            GUARANTY BY CORPORATION

Norwest Bank Texas,                                     Patterson Energy, Inc.
National Association                                    4510 Lamesa Highway
2310 Kell Boulevard                                     Snyder, Texas 76550
Wichita Falls, Texas 76308                              (the "Borrower")
(the "Bank")

June 3, 1997

         FOR VALUABLE CONSIDERATION, and to induce the Bank in its sole discretion to make loans or extend other accommodations to or for the account of the Borrower, the undersigned gives this Guaranty by Corporation (the "Guaranty") and absolutely and unconditionally guarantees to the Bank the full and prompt payment of each and every debt, liability or obligation which the Borrower may now or at any time in the future owe to the Bank (the "Indebtedness"). This Guaranty is an absolute, unconditional and continuing guaranty of payment of the Indebtedness and shall continue to be binding upon the undersigned, whether or not all Indebtedness is paid in full, until this Guaranty is revoked prospectively in writing as to future transactions. Such revocation shall not be effective until actually received in writing by the Bank and then shall not be effective as to Indebtedness existing or committed to at the time of revocation, and shall not be effective as to renewals, extensions, or refinancings of existing Indebtedness, whether such Indebtedness is renewed before or after receipt of such notice of revocation.

         The liability of the undersigned under this Guaranty shall include accrued interest and all attorneys' fees, collection costs and enforcement expenses incurred by the Bank in collecting on and enforcing its rights under the Indebtedness, and all such costs and expenses incurred by the Bank in connection with the protection, defense, or enforcement of this Guaranty in any litigation or bankruptcy proceedings. The Bank may apply any sums received by or available to the Bank on account of the Indebtedness from Borrower or any other person (except the undersigned), or from the Borrower's or other such persons' properties or any collateral security or other source of payment, and such application of proceeds or receipts shall not reduce or impair the liability of the undersigned under this Guaranty.

         Notwithstanding the preceding paragraph, the liability of the undersigned under this Guaranty shall be limited to a principal amount of $30,000,000.00, plus accrued interest and all attorneys' fees, collection costs and enforcement expenses incurred by the Bank in collecting on and enforcing its rights under the Indebtedness and incurred in connection with the protection, defense or enforcement of this Guaranty in any litigation or bankruptcy proceedings. The Indebtedness may be created and continued in any amount, whether or not in excess of such principal amount, without reducing or impairing the liability of the undersigned under this Guaranty. Any payment made by the undersigned under this Guaranty shall be effective to reduce or discharge the undersigned's liability only if accompanied by a written transmittal document, received by the Bank and advising it that such payment is made under this Guaranty for such purpose.

         The undersigned further acknowledges and agrees with Bank that:

1. No act or event need occur to establish the liability of the undersigned under this Guaranty, and no act or event, except full payment and discharge of all Indebtedness, shall exonerate and discharge the liability of the undersigned under this Guaranty.

2. If the undersigned is dissolved or changes its legal form of organization without the prior written consent of the Bank or becomes insolvent (however defined) then the Bank may declare immediately due and payable the obligations of the undersigned under this Guaranty, and the undersigned shall immediately pay to the Bank the full amount of all Indebtedness, whether due and payable or unmatured. If the undersigned voluntarily commences or there is commenced involuntarily against the undersigned a case under the United States Bankruptcy Code, the obligations of the undersigned under this Guaranty shall immediately be due and payable without the necessity of demand or notice.

3. The undersigned will not exercise or enforce any right of contribution, reimbursement, recourse or subrogation available to the undersigned against the Borrower or any person liable for payment of the Indebtedness, or as to any collateral securing the Indebtedness, unless and until all of the Indebtedness shall have first been fully paid and discharged.

4. The Bank may in its discretion enter into transactions resulting in the creation or continuance of Indebtedness, without notice to or the consent or approval of the undersigned, regardless of whether or not any existing relationship between the Borrower and the undersigned has been revoked and regardless of whether this Guaranty has been revoked.

5. The liability of the undersigned shall not be reduced or impaired by any of the following acts or events (which the Bank is expressly authorized to do, omit or suffer from time to time, both before and after revocation of this Guaranty, without notice to or the consent or approval of the undersigned): (i) any acceptance of collateral security, guarantors, accommodation parties or sureties for any or all of the Indebtedness; (ii) any one or more extensions or renewals of Indebtedness (whether or not for a period longer than the original period) or any modification of the interest rate, maturity or other contractual terms applicable to all or part of the Indebtedness; (iii) any waiver or indulgence granted to Borrower, any delay or lack of diligence in the enforcement of the Indebtedness, or any failure to institute proceedings, file a claim, give any required notices or otherwise protect any of the Indebtedness; (iv) any full or partial release of, settlement with, or agreement not to sue, Borrower or any other guarantor or other person liable with respect to any of the Indebtedness; (v) any discharge of any evidence of Indebtedness or the acceptance of any instrument renewing or refinancing the Indebtedness; (vi) any failure to obtain collateral security (including rights of setoff) for the Indebtedness, or to assure its proper or sufficient creation, perfection, or priority, or to protect, insure, or enforce any collateral security; or any modification, substitution, discharge, impairment, or loss of such collateral security; (vii) any foreclosure or enforcement of any collateral security by the Bank or any other creditor of the Borrower with a security interest in the collateral security; (viii) any assignment or transfer of any Indebtedness or documentation evidencing the Indebtedness; (ix) any order of application of any payments or credits upon the Indebtedness from the Borrower, the undersigned, or any other person; and (x) any election by the Bank under Section 1111(b)(2) of the United States Bankruptcy Code.

6. The undersigned waives any and all defenses, claims and discharges of Borrower, or any other obligor, pertaining to the Indebtedness, except the defense of discharge by payment in full. Without limiting the generality of the preceding sentence, the undersigned will not assert, plead or enforce against the Bank any defense of waiver, release, discharge in bankruptcy, statute of limitations, res judicata, statute of frauds, anti-deficiency statute, misrepresentation or fraud, incapacity, minority, usury, illegality or unenforceability which may be available to Borrower or any other party liable for payment of any of the Indebtedness, or any setoff available against the Bank to Borrower or any such other person, whether or not on account of a related transaction. The undersigned shall be liable for any deficiency remaining after foreclosure of any mortgage, deed of trust or security interest securing the Indebtedness, whether or not the liability of the Borrower or any other obligor for such deficiency is discharged pursuant to statute or judicial decision.

7. The Bank may in its sole discretion demand that the undersigned discharge its obligations under this Guaranty at any time, whether at the time of the scheduled or accelerated maturity of the Indebtedness or at any earlier or later time, and regardless of whether there has been a default with respect to the Indebtedness. The Bank shall not be required to first resort for payment of the Indebtedness to the Borrower or to any other person or their properties, or to first enforce, realize upon, or exhaust any collateral security given to secure the Indebtedness before enforcing this Guaranty. The undersigned waives presentment, demand for payment, notice of dishonor or nonpayment, and protest of any instrument evidencing part or all of the Indebtedness.

8. If any payment applied by the Bank to the Indebtedness is later set aside, recovered, rescinded or required to be returned for any reason (including, without limitation, the bankruptcy, insolvency or reorganization of the Borrower or any other obligor), the Indebtedness to which such payment was applied shall for the purposes of this Guaranty be deemed to have continued in existence, notwithstanding such application, and this Guaranty shall be enforceable as to such Indebtedness as fully as if such application had never been made.

9. The liability of the undersigned under this Guaranty is in addition to and cumulative with all other liabilities of the undersigned to the Bank as a guarantor or otherwise, without limitation as to amount, unless the instrument or agreement evidencing or creating such other liability specifically provides to the contrary.

10. This Guaranty shall be enforceable regardless of the failure of other persons to sign other guaranties of the Indebtedness. This Guaranty shall be effective upon delivery to the Bank, without further act, condition or acceptance by the Bank, shall be binding upon the undersigned and the heirs, representatives, successors and assigns of the undersigned for the benefit of the Bank and its participants, successors and assigns. Any invalidity or unenforceability of any provision or application shall not affect other lawful provisions and applications of this Guaranty, which is severable. This Guaranty may not be waived, modified, amended, terminated, released or otherwise changed except by a writing signed by both the undersigned and the Bank. This Guaranty is issued in and shall be governed by the laws of the State of Texas.

11. The undersigned represents and warrants to the Bank that (i) the undersigned is a corporation duly organized and existing in good standing and has full power and authority to make and deliver this Guaranty; (ii) the execution, delivery and performance of this Guaranty by the undersigned has been duly authorized by all necessary action of its directors and shareholders and does not and will not violate the provisions of, or constitute a default under, any presently applicable law or its articles of incorporation or by-laws or any agreement presently binding on it; (iii) this Guaranty has been duly executed and delivered by the authorized officers of the undersigned and constitutes its lawful, binding and legally enforceable obligation (subject to the United States Bankruptcy Code and other similar laws generally affecting the enforcement of creditors' rights); and (iv) the authorization, execution, delivery and performance of this Guaranty does not require notification to, registration with, or consent or approval by, any federal, state or local regulatory body or administrative agency.

      THIS GUARANTY IS SECURED BY AN EXISTING SECURITY AGREEMENT GIVEN BY THE UNDERSIGNED.

      IN WITNESS WHEREOF, this Guaranty has been duly executed on the above date by the undersigned.

                                        PATTERSON DRILLING PROGRAMS, INC.


                                        By:
                                           -------------------------------
                                        Its:
                                            ------------------------------


                                        Address:

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

                            GUARANTY BY CORPORATION

Norwest Bank Texas,                                     Patterson Energy, Inc.
National Association                                    4510 Lamesa Highway
2310 Kell Boulevard                                     Snyder, Texas 76550
Wichita Falls, Texas 76308                              (the "Borrower")
(the "Bank")

June 3, 1997

         FOR VALUABLE CONSIDERATION, and to induce the Bank in its sole discretion to make loans or extend other accommodations to or for the account of the Borrower, the undersigned gives this Guaranty by Corporation (the "Guaranty") and absolutely and unconditionally guarantees to the Bank the full and prompt payment of each and every debt, liability or obligation which the Borrower may now or at any time in the future owe to the Bank (the "Indebtedness"). This Guaranty is an absolute, unconditional and continuing guaranty of payment of the Indebtedness and shall continue to be binding upon the undersigned, whether or not all Indebtedness is paid in full, until this Guaranty is revoked prospectively in writing as to future transactions. Such revocation shall not be effective until actually received in writing by the Bank and then shall not be effective as to Indebtedness existing or committed to at the time of revocation, and shall not be effective as to renewals, extensions, or refinancings of existing Indebtedness, whether such Indebtedness is renewed before or after receipt of such notice of revocation.

         The liability of the undersigned under this Guaranty shall include accrued interest and all attorneys' fees, collection costs and enforcement expenses incurred by the Bank in collecting on and enforcing its rights under the Indebtedness, and all such costs and expenses incurred by the Bank in connection with the protection, defense, or enforcement of this Guaranty in any litigation or bankruptcy proceedings. The Bank may apply any sums received by or available to the Bank on account of the Indebtedness from Borrower or any other person (except the undersigned), or from the Borrower's or other such persons' properties or any collateral security or other source of payment, and such application of proceeds or receipts shall not reduce or impair the liability of the undersigned under this Guaranty.

         Notwithstanding the preceding paragraph, the liability of the undersigned under this Guaranty shall be limited to a principal amount of $30,000,000.00, plus accrued interest and all attorneys' fees, collection costs and enforcement expenses incurred by the Bank in collecting on and enforcing its rights under the Indebtedness and incurred in connection with the protection, defense or enforcement of this Guaranty in any litigation or bankruptcy proceedings. The Indebtedness may be created and continued in any amount, whether or not in excess of such principal amount, without reducing or impairing the liability of the undersigned under this Guaranty. Any payment made by the undersigned under this Guaranty shall be effective to reduce or discharge the undersigned's liability only if accompanied by a written transmittal document, received by the Bank and advising it that such payment is made under this Guaranty for such purpose.

         The undersigned further acknowledges and agrees with Bank that:

1. No act or event need occur to establish the liability of the undersigned under this Guaranty, and no act or event, except full payment and discharge of all Indebtedness, shall exonerate and discharge the liability of the undersigned under this Guaranty.

2. If the undersigned is dissolved or changes its legal form of organization without the prior written consent of the Bank or becomes insolvent (however defined) then the Bank may declare immediately due and payable the obligations of the undersigned under this Guaranty, and the undersigned shall immediately pay to the Bank the full amount of all Indebtedness, whether due and payable or unmatured. If the undersigned voluntarily commences or there is commenced involuntarily against the undersigned a case under the United States Bankruptcy Code, the obligations of the undersigned under this Guaranty shall immediately be due and payable without the necessity of demand or notice.

3. The undersigned will not exercise or enforce any right of contribution, reimbursement, recourse or subrogation available to the undersigned against the Borrower or any person liable for payment of the Indebtedness, or as to any collateral securing the Indebtedness, unless and until all of the Indebtedness shall have first been fully paid and discharged.

4. The Bank may in its discretion enter into transactions resulting in the creation or continuance of Indebtedness, without notice to or the consent or approval of the undersigned, regardless of whether or not any existing relationship between the Borrower and the undersigned has been revoked and regardless of whether this Guaranty has been revoked.

5. The liability of the undersigned shall not be reduced or impaired by any of the following acts or events (which the Bank is expressly authorized to do, omit or suffer from time to time, both before and after revocation of this Guaranty, without notice to or the consent or approval of the undersigned): (i) any acceptance of collateral security, guarantors, accommodation parties or sureties for any or all of the Indebtedness; (ii) any one or more extensions or renewals of Indebtedness (whether or not for a period longer than the original period) or any modification of the interest rate, maturity or other contractual terms applicable to all or part of the Indebtedness; (iii) any waiver or indulgence granted to Borrower, any delay or lack of diligence in the enforcement of the Indebtedness, or any failure to institute proceedings, file a claim, give any required notices or otherwise protect any of the Indebtedness; (iv) any full or partial release of, settlement with, or agreement not to sue, Borrower or any other guarantor or other person liable with respect to any of the Indebtedness; (v) any discharge of any evidence of Indebtedness or the acceptance of any instrument renewing or refinancing the Indebtedness; (vi) any failure to obtain collateral security (including rights of setoff) for the Indebtedness, or to assure its proper or sufficient creation, perfection, or priority, or to protect, insure, or enforce any collateral security; or any modification, substitution, discharge, impairment, or loss of such collateral security; (vii) any foreclosure or enforcement of any collateral security by the Bank or any other creditor of the Borrower with a security interest in the collateral security; (viii) any assignment or transfer of any Indebtedness or documentation evidencing the Indebtedness; (ix) any order of application of any payments or credits upon the Indebtedness from the Borrower, the undersigned, or any other person; and (x) any election by the Bank under Section 1111(b)(2) of the United States Bankruptcy Code.

6. The undersigned waives any and all defenses, claims and discharges of Borrower, or any other obligor, pertaining to the Indebtedness, except the defense of discharge by payment in full. Without limiting the generality of the preceding sentence, the undersigned will not assert, plead or enforce against the Bank any defense of waiver, release, discharge in bankruptcy, statute of limitations, res judicata, statute of frauds, anti-deficiency statute, misrepresentation or fraud, incapacity, minority, usury, illegality or unenforceability which may be available to Borrower or any other party liable for payment of any of the Indebtedness, or any setoff available against the Bank to Borrower or any such other person, whether or not on account of a related transaction. The undersigned shall be liable for any deficiency remaining after foreclosure of any mortgage, deed of trust or security interest securing the Indebtedness, whether or not the liability of the Borrower or any other obligor for such deficiency is discharged pursuant to statute or judicial decision.

7. The Bank may in its sole discretion demand that the undersigned discharge its obligations under this Guaranty at any time, whether at the time of the scheduled or accelerated maturity of the Indebtedness or at any earlier or later time, and regardless of whether there has been a default with respect to the Indebtedness. The Bank shall not be required to first resort for payment of the Indebtedness to the Borrower or to any other person or their properties, or to first enforce, realize upon, or exhaust any collateral security given to secure the Indebtedness before enforcing this Guaranty. The undersigned waives presentment, demand for payment, notice of dishonor or nonpayment, and protest of any instrument evidencing part or all of the Indebtedness.

8. If any payment applied by the Bank to the Indebtedness is later set aside, recovered, rescinded or required to be returned for any reason (including, without limitation, the bankruptcy, insolvency or reorganization of the Borrower or any other obligor), the Indebtedness to which such payment was applied shall for the purposes of this Guaranty be deemed to have continued in existence, notwithstanding such application, and this Guaranty shall be enforceable as to such Indebtedness as fully as if such application had never been made.

9. The liability of the undersigned under this Guaranty is in addition to and cumulative with all other liabilities of the undersigned to the Bank as a guarantor or otherwise, without limitation as to amount, unless the instrument or agreement evidencing or creating such other liability specifically provides to the contrary.

10. This Guaranty shall be enforceable regardless of the failure of other persons to sign other guaranties of the Indebtedness. This Guaranty shall be effective upon delivery to the Bank, without further act, condition or acceptance by the Bank, shall be binding upon the undersigned and the heirs, representatives, successors and assigns of the undersigned for the benefit of the Bank and its participants, successors and assigns. Any invalidity or unenforceability of any provision or application shall not affect other lawful provisions and applications of this Guaranty, which is severable. This Guaranty may not be waived, modified, amended, terminated, released or otherwise changed except by a writing signed by both the undersigned and the Bank. This Guaranty is issued in and shall be governed by the laws of the State of Texas.

11. The undersigned represents and warrants to the Bank that (i) the undersigned is a corporation duly organized and existing in good standing and has full power and authority to make and deliver this Guaranty; (ii) the execution, delivery and performance of this Guaranty by the undersigned has been duly authorized by all necessary action of its directors and shareholders and does not and will not violate the provisions of, or constitute a default under, any presently applicable law or its articles of incorporation or by-laws or any agreement presently binding on it; (iii) this Guaranty has been duly executed and delivered by the authorized officers of the undersigned and constitutes its lawful, binding and legally enforceable obligation (subject to the United States Bankruptcy Code and other similar laws generally affecting the enforcement of creditors' rights); and (iv) the authorization, execution, delivery and performance of this Guaranty does not require notification to, registration with, or consent or approval by, any federal, state or local regulatory body or administrative agency.

     THIS GUARANTY IS SECURED BY AN EXISTING SECURITY AGREEMENT GIVEN BY THE UNDERSIGNED.

     IN WITNESS WHEREOF, this Guaranty has been duly executed on the above date by the undersigned.


                                        PATTERSON TRADING COMPANY, INC.



                                        By:
                                           -------------------------------
                                        Its:
                                            ------------------------------


                                        Address:

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